EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2001 relating to the financial statements and financial statement schedules of Kiewit Materials Company, which appears in Kiewit Materials Company's Form 10-K dated March 29, 2001.

                                          PricewaterhouseCoopers
                                          /s/ PricewaterhouseCoopers
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Omaha, Nebraska
July 24, 2001